Exhibit 4.23

A320 FAMILY

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.
as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Buyer

AND

CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD. as
Consenting Party

Buyer's reference: 14SIES2006FR
Seller's reference: CT1202318

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B1	FORM OF A SPECIFICATION CHANGE NOTICE

Exhibit B2	FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA
PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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A320 FAMILY PURCHASE AGREEMENT

This A320 family purchase agreement (the "Agreement") is made on _________________________2014

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Bai Yun Airport, Guangzhou 510405, People's Republic of China, (the “Buyer”).

witnessed by

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (the "Consenting Party").

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

AirbusWorld corresponds to the Seller’s customer portal as further defined in Part 2 of Exhibit I.

Aircraft means individually or collectively an Airbus A319 CEO Aircraft, A320 CEO Aircraft, A321 CEO Aircraft, A319 NEO Aircraft, A320 NEO Aircraft or A321 NEO Aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Aircraft Training Services means any flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1.

Airframe Price Revision Formula is set out in Part 1 of Exhibit C.

Average Propulsion Systems Base Price has the meaning set out in Clause 5.3.1.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

A319 CEO Aircraft or A319 CEO means an A319-100 aircraft type delivered under this Agreement.

A319 CEO Standard Specification means the A319-100 standard specification document [***], a copy of which has been annexed hereto as Exhibit A.

A319 NEO Aircraft or A319 NEO means an A319-100 type aircraft incorporating the New Engine Option.

A319 NEO Standard Specification has the meaning set out in Clause 2.1.2.2.2.

A320 CEO Aircraft or A320 CEO means an A320-200 type aircraft delivered under this Agreement.

A320 CEO Standard Specification means the A320-200 standard specification document [***], a copy of which has been annexed hereto as Exhibit A.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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A320 NEO Aircraft or A320 NEO means an A320-200N type Aircraft delivered under this Agreement.

A320 NEO Standard Specification means the A320-200N standard specification document [***], a copy of which has been annexed hereto as Exhibit A.

A321 CEO Aircraft or A321 CEO means an A321-200 type aircraft delivered under this Agreement.

A321 CEO Standard Specification means the A321-200 standard specification document [***], a copy of which has been annexed hereto as Exhibit A.

A321 NEO Aircraft or A321 NEO means an A321-200 type Aircraft incorporating the New Engine Option.

A321 NEO Standard Specification has the meaning set out in Clause 2.1.2.2.2.

Balance of Final Price has the meaning set out in Clause 5.4.1.

Base Price means the sum of the Airframe Base Price and the Propulsion Systems Base Price.

Bill of Sale has the meaning set out in Clause 9.2.2.

Business Day means a day, other than a Saturday or a Sunday (or a bank holiday where the obligation takes place), on which business of the kind contemplated by this Agreement is carried on in France, in Germany, and in the People’s Republic of China or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the People’s Republic of China, and in New York, as appropriate.

Buyer Furnished Equipment or BFE has the meaning set out in Clause 18.1.1.1.

CEO Aircraft means individually or collectively an Airbus A319 CEO Aircraft, A320 CEO Aircraft or A321 CEO an Aircraft other than a NEO Aircraft.

CEO Propulsion Systems has the meaning set out in Clause 2.3.1.

CEO Standard Specification means individually or collectively the A319 CEO Standard Specification, the A320 CEO Standard Specification or the A321 CEO Standard Specification, as applicable.

Certificate of Acceptance has the meaning set out in Clause 8.3.

Chinese Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft in Tianjin, People's Republic of China.

Contractual Definition Freeze or CDF has the meaning set out in Clause 2.4.2.

Customization Milestones Chart has the meaning set out in Clause 2.4.1.

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Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery shall occur.

Delivery Location means the European Delivery Location or the Chinese Delivery Location as applicable.

European Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft currently in Toulouse, France or in Hamburg, Germany.

Excusable Delay has the meaning set out in Clause 10.1.

Export Airworthiness Certificate means an export certificate of airworthiness or an equivalent document issued by a European Aviation Authority.

Final Price has the meaning set out in Clause 3.3.

First Quarter or Q1 means the months of January, February, March.

Fourth Quarter or Q4 means the months of October, November, December.

General Terms and Conditions or GTC means the General Terms and Conditions of Access to and Use of AirbusWorld set out in Part 2 to Exhibit I.

Goods and Services means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Gross Negligence means any act or omission done with intent to cause damage or recklessly and with knowledge that damage would probably result.

Ground Training Services means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Irrevocable SCNs means the list of SCNs, which are irrevocably part of the A319 NEO / A321 NEO Specifications, as expressly set out in Appendix 1 to Exhibit A.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN has the meaning set out in Clause 2.2.2.1.

Material has the meaning set out in Clause 1.2 of Exhibit H.

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NEO Aircraft means individually or collectively an Airbus A319 NEO Aircraft, A320 NEO Aircraft or A321 NEO Aircraft.

NEO Propulsion Systems has the meaning set out in Clause 2.3.2.

NEO Standard Specification means individually or collectively the A319 NEO Standard Specification, the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

New Engine Option or NEO has the meaning set out in Clause 2.1.2.2.1 hereof.

Non-Excusable Delay has the meaning set out in Clause 11.1.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.3.

Predelivery Payment Reference Price or PDPRP has the meaning set out in Clause 5.3.1.

Propulsion Systems means, as applicable either the CEO Propulsion Systems or the NEO Propulsion Systems.

Propulsion Systems Base Price means the price of a set of Propulsion Systems as set out in Clause 3.2.

Propulsion Systems Reference Price means the reference price of a set of Propulsion Systems as set out in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion Systems as set out in Clause 2.3.

Propulsion Systems Price Revision Formula is set out in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

Quarter means, as applicable, any or all of the First Quarter, the Second Quarter, the Third Quarter or the Fourth Quarter.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

Scheduled Delivery Month has the meaning set out in Clause 9.1.

Scheduled Delivery Period has the meaning set out in Clause 9.1.

Second Quarter or Q2 means the months of April, May, June.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Seller Representatives means the representatives of the Seller referred to in Clause 15.

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Seller Representatives Services means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy has the meaning set out in Clause 12.2.

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the A320 NEO Standard Specification or the Irrevocable SCNs, as applicable.

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Standard Specification means the A319 Standard Specification or the A320 Standard Specification or the A321 Standard Specification, as applicable.

Standard Specification means, individually or collectively, as the context may require, the CEO Standard Specification(s) or the NEO Standard Specification(s).

Supplier has the meaning set out in Clause 12.3.1.1.

Supplier Part has the meaning set out in Clause 12.3.1.2.

Supplier Product Support Agreement has the meaning set out in Clause 12.3.1.3.

SPSA Application means the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements.

Technical Data has the meaning set out in Clause 14.1.

Third Quarter or Q3 means the months of July, August, September.

Total Loss has the meaning set out in Clause 10.4.

Type Certificate has the meaning set out in Clause 7.1.

US Dollars; US$ or USD means United States dollars.

Warranted Part has the meaning set out in Clause 12.1.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

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(a)	references to Clauses, Schedules, Appendices and Exhibits are to be construed as references to the Clauses of, and Schedules, Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of eighty (80) Aircraft, including thirty (30) CEO Aircraft and fifty (50) NEO Aircraft, on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

Unless it has been modified pursuant to the terms of the Agreement, the type of each Aircraft, A319 CEO Aircraft or A320 CEO Aircraft or A321 CEO Aircraft or A319 NEO Aircraft or A320 NEO Aircraft or A321 NEO Aircraft, (the “Aircraft Type”) shall be as set out in Clause 9.1 of the Agreement.

[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	CEO Aircraft Specification

The CEO Aircraft shall be manufactured in accordance with the CEO Standard Specifications, as may already have been modified or varied at to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2	NEO Aircraft Specification

2.1.2.1	A320 NEO Aircraft Specification

The A320 NEO Aircraft shall be manufactured in accordance with the A320 NEO Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2.2	A319 NEO Aircraft Specification and A321 NEO Aircraft Specification

2.1.2.2.1	New Engine Option

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319/A321 aircraft. The specification of the A319/A321 NEO Aircraft shall be derived from the current A319/A321 respective CEO Standard Specification(s) and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, as well as required airframe structural modifications and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Appendix 1 to Exhibit A, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2.2	Notwithstanding the foregoing, upon the freeze of the technical configuration applicable to the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs, the Seller shall issue respectively an A319-100N NEO Standard Specification Issue 1 (the “A319 NEO Standard Specification”) and an A321-200N NEO Standard Specification Issue 1 (the “A321 NEO Standard Specification”), which shall each automatically supersede the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs. The A319 NEO Aircraft and the A321 NEO Aircraft shall be manufactured in accordance with each such Issue 1 of the A319 NEO Standard Specification and the A321 NEO Standard Specification, as applicable, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

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2.1.2.2.3	A319 NEO and A321 NEO Weights

The New Engine Option shall modify the design weights of the respective CEO Standard Specification(s) as follows:

	A319-100	A321-200
MTOW	[***]	[***]
MLW	[***]	[***]
MZFW	[***]	[***]

The estimated basic Manufacturer’s Weight Empty (“MWE”) of the respective CEO Standard Specification(s) § 13-10.01.00 shall be modified as follows:

Propulsion Systems as per Clause 2.3	A319-100	A321-200
PW	[***]	[***]
CFM	[***]	[***]

It is agreed and understood that the above weights may be updated in each of the A319 NEO Standard Specification and A321 NEO Standard Specification.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

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2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto, or by such other means as may be deemed appropriate, and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2	Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.3	Propulsion Systems

2.3.1	CEO Aircraft Propulsion Systems

The Airframes of the CEO Aircraft shall be equipped with a set of either two (2) CFM International Engines (“CFM”) or two (2) International Aero Engines (“IAE”) engines, upon selection referred to respectively as the “CEO Propulsion Systems”.

	CFM	IAE
A319 CEO Aircraft	[***]	[***]
A320 CEO Aircraft	[***]	[***]
A321 CEO Aircraft	[***]	[***]

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** The [***], [***] and [***] Propulsion Systems cannot be selected for A321 CEO Aircraft for which Sharklets are selected.

2.3.2	NEO Propulsions Systems

The Airframes of the NEO Aircraft shall be equipped with a set of either two (2) CFM LEAP engines or two (2) Pratt & Whitney (“PW”) PW-1100G-JM engines, upon selection referred to respectively as the “NEO Propulsion Systems”.

	PW	CFM
A319 NEO Aircraft	[***]	[***]
A320 NEO Aircraft	[***]	[***]
A321 NEO Aircraft	[***]	[***]

* AET means Airbus Equivalent Thrust

2.3.3	Upon its selection by the Buyer, any set of two (2) propulsion systems, shall, with respect to the respective Aircraft, be referred to as the “Propulsion Systems”.

2.3.4	The Buyer shall notify the Seller in writing of its selection of Propulsion Systems (i) no later than [***] months prior to the first day of the earliest CEO Aircraft’s Scheduled Delivery Month for the fleet of CEO Aircraft and (ii) no later than [***] months prior to the first day of the earliest NEO Aircraft’s Scheduled Delivery Month for the fleet of NEO Aircraft. Such selection shall be incorporated in the applicable Specification by signature of a Specification Change Notice. If the Buyer does not select its Propulsion Systems type as agreed herein, then, in addition to its other rights, the Seller shall have the right to defer the Scheduled Delivery Months of any or all of the CEO Aircraft or NEO Aircraft, as applicable.

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2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

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3	PRICES

3.1	Airframe Base Price

3.1.1	CEO Airframe Base Price

3.1.1.1	The Airframe Base Price of an A319 CEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A319 CEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is :

[***]

(ii)	the sum of the base prices of all SCNs set forth in Appendix 1 to Exhibit "A", which is :

[***]

(iii)	for any A319 CEO Aircraft for which Sharklets have been selected by the Buyer, the base price of the Sharklets, which is:

[***]

3.1.1.2	The Airframe Base Price of an A320 CEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A320 CEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is :

[***]

(ii)	the sum of the base prices of all SCNs set forth in Appendix 1 to Exhibit "A", which is :

[***]

(iii)	for any A320 CEO Aircraft for which Sharklets have been selected by the Buyer, the base price of the Sharklets, which is:

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.1.1.3	The Airframe Base Price of an A321 CEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A321 CEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is :

[***]

(ii)	the sum of the base prices of all SCNs set forth in Appendix 1 to Exhibit "A", which is :

[***]

(iii)	for any A321 CEO Aircraft for which Sharklets have been selected by the Buyer, the base price of the Sharklets, which is:

[***]

3.1.1.4	The Airframe Base Prices set out in Clause 3.1.1 have been established in accordance with the average economic conditions prevailing in [***], [***] and [***] and corresponding to a theoretical delivery in [***] (the "Base Period").

3.1.2	NEO Airframe Base Price

3.1.2.1	The Airframe Base Price of an A320 NEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

(ii)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit "A", which is:

[***]

(iii)	the base price of the master charge, which is applicable if a CFM LEAP-1A Propulsion System is selected, which is:

[***]

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3.1.2.2	The Airframe Base Price of an A319 NEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A319 CEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

(ii)	the base price of the New Engine Option (excluding Sharklets), an Irrevocable SCN, which is:

[***]

(iii)	the base price of the Sharklets, an Irrevocable SCN, which is:

[***]

(iv)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit "A", which is:

[***]

(v)	the base price of the master charge, which is applicable if a CFM LEAP-1A Propulsion System is selected, which is:

[***]

3.1.2.3	The Airframe Base Price of an A321 NEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A321 CEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

[***]

(ii)	the base price of the New Engine Option (excluding Sharklets), an Irrevocable SCN, which is:

[***]

(iii)	the base price of the Sharklets, an Irrevocable SCN, which is:

[***]

(iv)	the sum of the base prices of all additional SCNs set forth in Appendix 1 to Exhibit "A", which is:

[***]

(v)	the base price of the master charge, which is applicable if a CFM LEAP-1A Propulsion System is selected, which is:

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.1.3	The Airframe Base Prices set out in Clause 3.1.2 have been established in accordance with the average economic conditions prevailing in [***],[***] and [***] and corresponding to a theoretical delivery in [***] (the "Base Period").

3.1.4	It is hereby agreed and understood between the parties that, upon issuance of the respective Issue 1.0 of the A319 NEO Standard Specification and the A321 NEO Standard Specification, the Airframe Base Price reflecting the Airframe as defined in each such Standard Specification shall correspond to the sum of (i), (ii) and (iii) as set forth in respectively Clauses 3.1.2.2 and 3.1.2.3 above, as applicable.

3.2	Propulsion Systems Base Price

3.2.1	The base prices of a set of two (2) CFM Propulsion Systems are

(i)	for CEO Aircraft:

[***]

(ii)	for NEO Aircraft:

[***]

3.2.2	The base prices of a set of two (2) IAE Propulsion Systems for CEO Aircraft are:

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.2.3	The base prices of a set of two (2) PW Propulsion Systems for NEO Aircraft are:

[***]

3.2.4	The Propulsion Systems Base Prices in Clauses 3.2.1; 3.2.2; and 3.2.3 above have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the Propulsion Systems Reference Prices, as set forth in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Airframe Base Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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4	PRICE REVISION

4.1	Revision of Airframe Base Price

The Airframe Base Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C.

4.2	Revision of Propulsion Systems Reference Price

4.2.1	The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Part 2, Part 3 or Part 4 of Exhibit C, as applicable.

4.2.2	Modification of Propulsion Systems Reference Price, Propulsion Systems Price Revision Formula and Propulsion Systems Designations

The Propulsion Systems Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and/or the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5	PAYMENTS

5.1	Seller's Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller's account:

[***]

or to such other account as may be designated by the Seller.

5.2	Intentionally left blank.

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft (the “Predelivery Payment Reference Price”). The Predelivery Payment Reference Price is determined by the following formula:

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5.3.2.1	Such Predelivery Payments shall be made in accordance with the following schedule:

[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.2.2	In the event that more than [***] months separate the Predelivery Payments payable on the date of the Agreement and the next Predelivery Payments due (the “Second PDP”), an instalment equal to [***] of the Predelivery Payment Reference Price will be due every [***] months starting [***] months after the date of the Agreement until such Second PDP is due. Such payments made shall be considered as instalment for such Second PDP, and will be deducted from the amount due for such Second PDP.

5.3.3	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the relevant Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price of the relevant Aircraft or (ii) the obligation to pay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

5.3.4	If any Predelivery Payment is not received within [***] days of the relevant due date specified in Clause 5.3.2 then, in addition to any other rights and remedies available to the Seller, the Seller shall have no obligation to deliver any or all of the Aircraft remaining to be delivered under the Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.7, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller's other commitments and production capabilities.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5.3.5	Specification Change Notice Predelivery Payments

The Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement:

(i)	for each SCN executed prior to [***] prior to the Scheduled Delivery Month, this Predelivery Payment shall correspond to a percentage of the SCN price equal to [***] of Predelivery Payments as defined in Clause 5.3.2 above and shall be paid on the first day of [***] prior to the Scheduled Delivery Month;

(ii)	for each SCN executed [****] months prior to the Scheduled Delivery Month, this Predelivery Payment shall amount [***] of the SCN price and for each SCN executed [***] prior to the Scheduled Delivery Month this payment shall amount to [***] of the SCN price;

these payments shall be paid on [***] to the Scheduled Delivery Month ;

(iii)	each of the above Predelivery Payments shall constitute an instalment towards the Final Price of the corresponding Aircraft.

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within [***] days after the invoice date.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to claim from the Buyer, and the Buyer shall promptly pay to the Seller upon receipt of such claim, an agreed fixed amount destined to compensate the Seller for the negative consequences, costs, losses and expenses, that the Seller may suffer as a result of such late payment. The amount of such compensation shall be calculated at the rate of [***] on the amount of such overdue payment, counting from and including the due date of payment up to and including the date when the payment is received by the Seller.

5.8	Taxes

5.8.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

5.8.2	The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location.

5.8.3	The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller and/or its Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate).

5.11	Cross-Collateralisation

5.11.1	The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other agreement between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

(i)	withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)	apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates and to compensate for any losses and/or damages the Seller or its Affiliates may suffer as a result of the Buyer’s or its Affiliates’ failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that the application of any of the Relevant Amounts as aforesaid may result in the Buyer or its Affiliates being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

The rights granted to the Seller in the preceding paragraphs (i) and (ii) are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

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5.11.2	In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer’s or its Affiliates’ failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within [***] days of issuance of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

Failure of the Buyer to pay such amount in full, shall entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.7 hereof from the [***] following the Seller’s written request to the Buyer for such payment and (ii) treat such failure as an additional termination event for which the Seller shall be entitled to the remedies available under Clause 20.2 of the Agreement.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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6	MANUFACTURE PROCEDURE – INSPECTION

6.1.	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "Buyer's Inspector(s)") shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller's Service for Buyer's Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s) (such number not to exceed [***]).

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Export Airworthiness Certificate.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "Change in Law"), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice, or MSCN as applicable, which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of Specification Change Notices for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

(i)	for the account of the Seller if the Change in Law became effective prior to the date of this Agreement;

(ii)	shared equally between the Seller and the Buyer if the Change in Law became effective after the date of this Agreement.

7.3.2.	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

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7.4	Validation of the Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer's Aviation Authority.

7.4.2	Where the Buyer's Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than [***] days notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which shall not exceed a period of [***] hours.

8.2	Buyer's Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process, and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 8.1.1, 8.1.2 and 9.1.2.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer;

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [***] after its commencement;

(ii)	may have a maximum of [***] of the Buyer’s representatives (with no more than [***] such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

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8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall, in accordance with Clause 9.2.1, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance").

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder.

However the Seller shall not be authorised to use the Aircraft during [***] for any other purpose without the specific agreement of the Buyer.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the CEO Aircraft Ready for Delivery at the Delivery Location within the following periods:

Aircraft Number	Aircraft Type	Scheduled Delivery Period

1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]
14	[***]	[***]
15	[***]	[***]

16	[***]	[***]
17	[***]	[***]
18	[***]	[***]
19	[***]	[***]
20	[***]	[***]
21	[***]	[***]
22	[***]	[***]
23	[***]	[***]
24	[***]	[***]
25	[***]	[***]
26	[***]	[***]
27	[***]	[***]
28	[***]	[***]
29	[***]	[***]
30	[***]	[***]

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9.1.1.2	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the NEO Aircraft Ready for Delivery at the Delivery Location within the following periods:

Aircraft Number	Aircraft Type	Scheduled Delivery Period

31	[***]	[***]
32	[***]	[***]
33	[***]	[***]
34	[***]	[***]
35	[***]	[***]
36	[***]	[***]
37	[***]	[***]
38	[***]	[***]

39	[***]	[***]
40	[***]	[***]
41	[***]	[***]
42	[***]	[***]
43	[***]	[***]
44	[***]	[***]
45	[***]	[***]
46	[***]	[***]
47	[***]	[***]
48	[***]	[***]
49	[***]	[***]
50	[***]	[***]
51	[***]	[***]
52	[***]	[***]
53	[***]	[***]
54	[***]	[***]
55	[***]	[***]
56	[***]	[***]
57	[***]	[***]
58	[***]	[***]

59	[***]	[***]
60	[***]	[***]
61	[***]	[***]
62	[***]	[***]
63	[***]	[***]
64	[***]	[***]
65	[***]	[***]
66	[***]	[***]
67	[***]	[***]
68	[***]	[***]
69	[***]	[***]
70	[***]	[***]

Continued on next page

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Aircraft Number	Aircraft Type	Scheduled Delivery Period

71	[***]	[***]
72	[***]	[***]
73	[***]	[***]
74	[***]	[***]
75	[***]	[***]
76	[***]	[***]
77	[***]	[***]
78	[***]	[***]
79	[***]	[***]
80	[***]	[***]

9.1.1.3	Each period set out in Clauses 9.1.1.1 and 9.1.1.2 above shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Period”.

The Seller shall advise the Buyer by means of a written notice no later [***] months prior to the first month of such Scheduled Delivery Period of an Aircraft within which month of such Scheduled Delivery Period the Seller shall have such Aircraft Ready for Delivery at the Delivery Location. Such months shall be, with respect to such Aircraft, the "Scheduled Delivery Month". Until such notification, and for the purposes of this Agreement, including specifically Clause 5 hereof, (i) the [***] of such Scheduled Delivery Period shall be deemed to be the Scheduled Delivery Month of such Aircraft when such Scheduled Delivery Period is [***], and (ii) the [***] of such Scheduled Delivery Period shall be deemed to be the Scheduled Delivery Month of such Aircraft when such Scheduled Delivery Period is a year.

With regard to the NEO Aircraft scheduled for delivery in [***], the respective Scheduled Delivery Periods quoted above remain subject to the Seller’s industrial constraints regarding the availability and certification of the Propulsion Systems selected by the Buyer.

9.1.2	The Seller shall give the Buyer at least [***] days prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

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9.2	Delivery

9.2.1	The Buyer shall, within [***] days after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3.1	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law (a) the Seller shall retain title to the Aircraft and (b) the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.3.2	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3.1 (b) shall apply.

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

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10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts. Any delay or interruption resulting from any of the foregoing causes is referred to as an "Excusable Delay".

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [***] months after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [***] days after the expiry of such [***] month period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [***] months after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [***] days after receipt by the Buyer of the notice of anticipated delay.

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10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [***] day period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within [***] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft ; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding [***] months after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within [***] of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

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11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within (a) [***] after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) for CEO Aircraft and (b) [***] after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) for NEO Aircraft (the "Delivery Period") and such delay is not as a result of an Excusable Delay or Total Loss (a "Non-Excusable Delay"), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer [***] commencing on the date falling (a) [***] after the last day of the Scheduled Delivery Month for CEO Aircraft and (b) [***] after the last day of the Scheduled Delivery Month for NEO Aircraft .

The amount of such liquidated damages shall in no event exceed the total of [***] in respect of any one Aircraft.

The Buyer's right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than [***] after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [***] after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [***] nor more than [***] after the expiration of the [***] falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [***] after the Delivery Period and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less [***] nor more than [***] after expiration of such [***] to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such non delivery except that the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of such affected Aircraft and shall pay to the Buyer any amounts due pursuant to Clause 11.1.

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be liquidated damages and have been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller's design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

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12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within [***] months after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer's Remedy and Seller's Obligation

12.1.4.1	The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer's account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller's undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

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(iii)	the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.7.5, and

(iv)	the manhours used to determine such reimbursement shall not exceed the Seller's estimate of the manhours required for such inspections.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within [***] days of discovering the defect;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller's Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller shall bear the direct costs of fuel and landing fees to and from the Seller’s facilities for such return of the Aircraft. The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

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12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work shall be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

a)	description of defect and action taken, if any,
b)	date of incident and/or removal date,
c)	description of Warranted Part claimed to be defective,
d)	part number,
e)	serial number (if applicable),
f)	position on Aircraft,
g)	total flying hours or calendar time, as applicable, at the date of defect appearance,
h)	time since last shop visit at the date of defect appearance,
i)	Manufacturer Serial Number of the Aircraft and/or its registration,
j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,
k)	Warranty Claim number,
l)	date of Warranty Claim,
m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

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12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;
(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller's Authorization

The Buyer shall be entitled to repair such Warranted Parts:

(i)	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of [***]. The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

(ii)	provided adequate facilities and qualified personnel are available to the Buyer;

(iii)	provided repairs are performed in accordance with the Seller's Technical Data or written instructions; and

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(iii)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

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12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

a)	a report of technical findings with respect to the defect,

b)	for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- parts description,

- quantity of parts,

- unit price of parts,

- related Seller's or third party's invoices (if applicable),

- total price of parts,

c)	detailed number of labor hours,

d)	Inhouse Warranty Labor Rate,

e)	total claim value.

12.1.7.5	Credit

The Buyer's sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(a)	to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft shall be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part shall not be included.

(b)	The manhours counted as set forth above shall be multiplied by an agreed labor rate of [***] (“Inhouse Warranty Labour Rate”), which is deemed to represent the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

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The Inhouse Warranty Labor Rate is subject to annual adjustment by multiplication by the ratio [***]. For the purposes of this Clause 12.1.7.5 only, [***] defined in the Seller’s Price Revision Formula set forth in Exhibit C to the Agreement.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

12.1.7.6	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of [***] of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either [***] after the date of completion of the repair or [***] days after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within [***] days of receipt of the Seller's request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be the remaining portion of the original warranty or [***], whichever is longer.

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

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12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

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12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	"Item" means any item listed in Exhibit F;

(ii)	"Failure" means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller's Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed [***] flying hours [***] flight cycles or within [***] years after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller's Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller's financial participation determined in accordance with the following formula:

[***]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer's remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

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(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within [***] after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller's obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2.

The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in the form of a credit, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

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12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier's Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3	At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

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12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("Interface Problem"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2	Seller's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3	Supplier's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

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12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES.

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12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent, which shall not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement ; or

(iii)	software not created by the Seller.

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13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either :

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall :

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim ;

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

13.2.3	The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

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14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, type, format and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 no later than [***] before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

-	Aircraft Maintenance Manual,
-	Illustrated Parts Catalog,
-	Trouble Shooting Manual,
-	Aircraft Wiring Manual,
-	Aircraft Schematics Manual,
-	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

14.3.2	Buyer Furnished Equipment

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14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer solely for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.

14.3.2.2	The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, the BFE Data to the Seller at least [***] prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than [***] notice when requesting a change to such delivery schedule.

14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal AirbusWorld.

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14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided on a [***] after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, which shall be made within two years after issuance of the applicable Service Bulletin, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, after which post Service Bulletin status shall be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to [***] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

In the event of the Buyer wishing to introduce Buyer originated data, including BFE Data after the initial issue of Technical Data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

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14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

-	AirN@v / Maintenance,
-	AirN@v / Planning,
-	AirN@v / Repair,
-	AirN@v / Workshop,
-	AirN@v / Associated Data,
-	AirN@v / Engineering.

14.9.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Airbus Software”.

14.9.4	The revision service and the license to use AirN@v Family products shall be granted [***] of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10	On-Line Technical Data

14.10.1	The Technical Data provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”).

14.10.2	Access to AirbusWorld shall be subject to the General Terms and Conditions of Access to and Use of AirbusWorld (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.3	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.4	Access to AirbusWorld shall be granted free of charge for an unlimited number of the Buyer’s users (including two (2) Buyer’s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.5	For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

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14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE

UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES.

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14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13	Performance Engineer's Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer's Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit I to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2	Use of the PEP shall be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided on a free of charge basis for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

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14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	In the event of the Seller authorizing the disclosure of this Clause or any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, in the event of the Buyer intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide at no charge to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall provide free of charge to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a "Seller Representative"), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

15.1.3	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) calendar days of receipt of such accounting.

15.1.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer shall have non-exclusive access to:

(i)	AIRTAC (Airbus Technical AOG Center);

(ii)	The Seller Representative network closest to the Buyer's main base. A list of contacts of the Seller Representatives closest to the Buyer's main base shall be provided to the Buyer.

As a matter of reciprocity, the Buyer shall authorize the Seller Representative(s), during his/their assignment at the Buyer’s, to provide similar assistance to another airline.

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer's Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by the Seller upon receipt by the Seller of all relevant justifications, however the Buyer shall not impose on the Seller any charges other than the direct cost of such communications.

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15.2.2	The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller Representatives of one (1) confirmed ticket, Business Class, to and from their place of assignment and Toulouse, France.

15.2.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller Representatives to and from their place of assignment and Toulouse, France.

15.2.4	Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.2.5	Absence of an assigned Seller Representative during normal statutory vacation periods are covered by the Seller Representatives as defined in Clause 15.1.4 and as such are accounted against the total allocation provided in Appendix A hereto.

15.2.6	The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer's country those documents that are necessary to permit the Seller Representative to live and work in the Buyer's country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7	The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer's country upon:

the entry into or exit from the Buyer's country of the Seller Representatives and their families,

the entry into or the exit from the Buyer's country of the Seller Representatives and their families' personal property,

the entry into or the exit from the Buyer's country of the Seller's property, for the purpose of providing the Seller Representatives services.

15.3	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1	The Seller shall provide to the Buyer Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for a total of [***].

2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed [***] Seller Representatives.

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16	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer's personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held no later than [***] prior to Delivery of the first Aircraft.

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1	Upon the Buyer's request, the Seller may also provide certain training at a location other than the Seller's Training Centers, including one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.3.2	If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller's Customer Services Catalog”). The Seller's Customer Services Catalog also sets forth the minimum and maximum number of trainees per course. All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer with a minimum of [***] prior notice.

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16.3.2        The following terms and conditions shall apply to training performed by the Seller:

(i)	Training courses shall be the Seller's standard courses as described in the Seller's Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller's training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller's Training Centers shall be provided free of charge. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an ”Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller's Customer Services Catalog current at the time of the Buyer's request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A against any maintenance training courses described in the Seller's Customer Services Catalog current at the time of the Buyer's request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer shall be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

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The exchange value shall be based on the Seller’s ”Training Course Exchange Matrix” applicable at the time of the request for exchange and which shall be provided to the Buyer at such time.

It is understood that the above shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer with a minimum of [***] prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.4.2	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

16.3.5.1	Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at least [***] prior to the relevant training course start date is required.

16.3.5.2	If the notification occurs less than [***] but more than [***] prior to such training, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.3	If the notification occurs less than [***] prior to such training, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4	All courses exchanged under Clause 16.3.4.1 shall remain subject to the provisions of this Clause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are "Standard Transition Training Courses" and not "Ab Initio Training Courses".

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees' proficiency and previous professional experience.

16.4.4.3	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre- Training Survey” for completion by the Buyer for each trainee.

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The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than [***] before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre- Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

16.4.4.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at the Buyer's expense.

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer's trainees shall be borne by the Buyer.

16.5.1.2	It shall be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors shall be borne directly by the Seller.

16.5.2.1.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller's Training Centers at the Buyer’s request, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2	Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main base to day of return to such base at the perdiem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

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Such perdiem shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3	Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer's designated training site and the Seller's Training Centers, as such airfares are set forth in the Seller's Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4	Buyer’s Indemnity

Except in case of Gross Negligence of the Seller, the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller's Training Centers associated with any transportation described in this Clause 16.5.2 and the Buyer shall indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller's Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller's specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller shall provide training for the Buyer's flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer's flight crews, each of which shall consist of [***], who shall be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of [***] per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

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16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller's consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller's pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than [***] before the scheduled Delivery Date of the Buyer's first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

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The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer's ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller's approval of the facilities, shall be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller's training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

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16.11	Confidentiality

The Seller's training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

[***]

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17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the "World Airlines Suppliers Guide", are made available to the Buyer through the SPSA Application, and include Supplier commitments contained in the "Supplier Product Support Agreements", as defined in Clause 12.3.1.3, which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistics service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

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17.4	Familiarization Training

Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

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The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH works in HAMBURG (GERMANY) and/or at the Manufacture Facilities in Tianjin (PEOPLE’S REPUBLIC OF CHINA) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

§	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

§	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

§	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

o	Preliminary Design Review (“PDR”),
o	Critical Design Review (“CDR”);

§	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

§	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

18.1.4	The BFE shall be imported into FRANCE or into the GERMANY or into the PEOPLE’S REPUBLIC OF CHINA by the Buyer under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif " or "Zollverschluss") without application of any French or German tax, or of any Chinese customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

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AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS DEUTSCHLAND GmbH Kreetslag 10

21129 HAMBURG

GERMANY

or

AIRBUS Final Assembly Co., Ltd

Tianjin Airport Industry Park

No. 6 West 9 Road

300638 TIANJIN

PEOPLE’S REPUBLIC OF CHINA

as specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

§	be manufactured by a qualified BFE Supplier, and

§	meet the requirements of the applicable Specification of the Aircraft, and

§	be delivered with the relevant certification documentation, including but not limited to the DDP, and

§	comply with the BFE Engineering Definition, and

§	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

§	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

§	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

§	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

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18.3	Buyer's Obligation and Seller's Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

§	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

§	furnishing the BFE in a serviceable condition at the requested delivery date, or

§	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed by more than [***] beyond, or is not approved within [***] of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller shall thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

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18.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within [***] of receiving documentation of such costs from the Seller.

18.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within [***] of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.5.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

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19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1	The Seller shall, except in case of Gross Negligence of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Seller's property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Seller;

(iii)	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services ; and

(iv)	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

19.1.2	The Buyer shall, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Buyer’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

(iii)	any damage caused by the Buyer to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

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19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1	The Buyer shall, except in the case of Gross Negligence of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification in respect of:

(i)	injury to, or death of, any person (including any of the Buyer's directors, officers, agents and employees, but not directors, officers, agents and employees of the Seller); and

(ii)	loss of, or damage to, any property and for loss of use thereof (including the aircraft on which the Aircraft Training Services are performed), arising out of, or in any way connected with, the performance of any Aircraft Training Services.

19.2.2	The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1	The Buyer shall, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	injury to, or death of, any person (except Seller’s Representatives); and

(ii)	loss of, or damage to, any property and for loss of use thereof;

arising out of, or in any way connected with the Seller’s Representatives Services.

19.3.2	The Seller shall, except in case of Gross Negligence of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of all injuries to, or death of, the Seller’s Representatives arising out of, or in any way connected with the Seller’s Representatives Services.

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19.4	Insurances

To the extent of the Buyer's undertaking set forth in Clause 19.2.1, for all training periods on aircraft, the Buyer shall:

(i)	cause the Seller, its directors, officers, agents, employees, Affiliates and sub- contractors, and their respective insurers, to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils such insurance shall include the AVN 52E Extended Coverage Endorsement Aviation Liabilities as well as additional coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance; and

(ii)	with respect to the Buyer's Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers.

Any applicable deductible shall be borne by the Buyer.

With respect to the above policies, the Buyer shall furnish to the Seller, not less than [***] prior to the start of any such training period, certificates of insurance from the Buyer's insurance broker(s), in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer's policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

19.5	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents, employees, Affiliates and sub-contractors) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

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20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least [***]; or

(f)	is divested of a substantial part of its assets for a period of at least [***]

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so within a period of [***] after the date of such notification.

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.1) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

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20.4	Termination for Default under other Agreements

If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and such failure is not remedied within [***] after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

20.5	General

20.5.1	To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court or arbitral panel having jurisdiction.

20.5.2	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court or arbitral panel having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4	In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall retain all predelivery payments, commitment fees, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

21.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

21.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

21.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

21.2.1	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller's reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

The Seller’s address for notices is:

Attention: V. P. Contracts

Airbus S.A.S.

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

The Buyer’s address for notices is:

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport, Guangzhou 510405, People's Republic of China

Attention:

Mr. Dong Su Guang, Vice President
email: dongsg@cs-air.com

fax: +86-20-8665-1191

Planning Department

Mr. Zhang Chao Yang, Deputy GM of Planning Department

email: zhangcy@cs-air.com
fax: +86-20-8612-3452

Maintenance & Engineering Department

Mr. Li Ming, Deputy GM of Maintenance & Engineering Department
email: ming-li@cs-air.com

fax: +86-20-8612-3556

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Legal Department

Ms. Xie Mila

email: xiemila@cs-air.com
fax: +86-20-8613-2454

Finance Department

Ms. Wang Xiao Feng email: wang-xf@cs-air.com
Mr. William Huang email: huangwei@cs-air.com
fax: +86-20-8658-0245

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2	Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

22.5	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

22.6	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

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The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

22.7	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.8	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.9	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.10	Counterparts

This Agreement has been executed in three (3) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Confidentiality

For the purpose of this Clause 22.12, the term "Buyer" shall, throughout this clause 22.12, be deemed to include a reference to the Consenting Party.

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This Agreement including any Exhibits, other documents or data exchanged between the Seller and the Buyer for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

In particular, both parties agree:

•	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

•	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing (notably to the New York, Shanghai and Hong-Kong Stock Exchange), the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.12 shall survive any termination of this Agreement for a period of five (5) years.

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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S. COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

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EXHIBIT A

SPECIFICATION

The Standard Specifications of the A319 CEO Aircraft, the A320 CEO Aircraft, the A320 NEO Aircraft and the A321 CEO Aircraft are contained in separate folders.

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APPENDIX 1 to EXHIBIT A

List of IRREVOCABLE SCNs for NEO Aircraft

These options shall be irrevocably part of the NEO A/C specification		A319-100 NEO	A321-200 NEO

ATA chapter	TITLE	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

(*): MLW and MZFW are indicative design weights representative of the Aircraft with NEO option. NEO design weights shall be updated with final specification

(**): The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15°C / sea level thrust divided by 0.8 (representative of sea level aircraft performance). It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Appendix 1 to Exhibit A - Page 1/1	Private & Confidential

Customization budget A319 CEO Aircraft and A319 NEO Aircraft For
	China Southern Airlines	Total SCN Price Total Estimated BFE Price	[***] [***]
[***]			[***]

			Estimated	SCN List
Option	Description	Comments	BFE Price	Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CCTS – Customization Budget Issue - 1 CTxxxx	CSN – A319 – 18 Mar 2014	p1/1

Customization budget A320 CEO Aircraft For
	China Southern Airlines	Total SCN Price Total Estimated BFE Price	[***] [***]
[***]			[***]

			Estimated	SCN List
Option	Description	Comments	BFE Price	Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CCTS – Customization Budget Issue - 1 CTxxxx	CSN – A319 – 18 Mar 2014	p1/1

Customization budget A320 NEO Aircraft For
	China Southern Airlines	Total SCN Price Total Estimated BFE Price	[***] [***]
[***]			[***]

			Estimated	SCN List
Option	Description	Comments	BFE Price	Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CCTS – Customization Budget Issue - 1 CTxxxx	CSN – A319 – 18 Mar 2014	p1/1

Customization budget A321 CEO Aircraft and A321 NEO Aircraft For
	China Southern Airlines	Total SCN Price Total Estimated BFE Price	[***] [***]
[***]			[***]

			Estimated	SCN List
Option	Description	Comments	BFE Price	Price
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.

AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CCTS – Customization Budget Issue - 1 CTxxxx	CSN – A319 – 18 Mar 2014	p1/1

APPENDIX 2 to EXHIBIT A

APPENDIX 2 TO EXHIBIT A – LIST OF WEIGHT VARIANTS

A/C TYPE	OPTION	MTOW	MLZ	MZFW	WV REF	[***]
A319	[***]	[***]	[***]	[***]	[***]	[***]
A319 NEO	[***]	[***]	[***]	[***]	[***]	[***]
A320	[***]	[***]	[***]	[***]	[***]	[***]
A320 NEO	[***]	[***]	[***]	[***]	[***]	[***]
A321	[***]	[***]	[***]	[***]	[***]	[***]
A321 NEO	[***]`	[***]	[***]	[***]	[***]	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Appendix 2 to Exhibit A - Page 1/1	Private & Confidential

EXHIBIT B1

FORM OF

SPECIFICATION CHANGE NOTICE

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B1 -Page 1/4	Private & Confidential

EXHIBIT B1

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Title: Description Remarks I References Specification changed by this SCN This SCN requires prior or concurrent acceptance of the following SCNI (s):
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on Provided approval is received tAj Buyer approval By Date :	AIRCRAFT N° and subsequent. Seller approval By Date :

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B1 -Page 2/4	Private & Confidential

EXHIBIT B1

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: Aner contractualagreement with respect to weight, performance, delivery,etc, the indicated part of the specificallon wording will read as follows:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B1 -Page 3/4	Private & Confidential

EXHIBIT B1

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B1 -Page 4/4	Private & Confidential

EXHIBIT B2

FORM OF

MANUFACTURER SPECIFICATION

CHANGE NOTICE

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B2- Page 1/4	Private & Confidential

EXHIBIT 82

AIRBUS MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title: Description: Effect on weight Manufacturer's Weight Empty Change OperationalWeight Empty Change Allowable Payload Change Remarks I References Specificati on changed by this MSCN
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT W Provided MSCN is not rejected by Buyer Approval 9y : Date :	and subsequent. Seller Approval By : Date :

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B2- Page 2/4	Private & Confidential

EXHIBIT 82

'$ AIRBUS MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B2- Page 3/4	Private & Confidential

EXHIBIT 82

'$ AIRBUS MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit B2- Page 4/4	Private & Confidential

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the United States Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

[***]

3	INDEXES

Labor Index: [***]

Material Index: [***]

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

[***]
5.2	Substitution of Indexes for Airframe Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 1 - Page 1/1	Private & Confidential

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

1.1	The Reference Prices of a set of two (2) CFM CFM56 series Propulsion Systems are:

[***]

1.2	The Reference Prices of a set of two (2) CFM LEAPseries Propulsion Systems are:

[***]

2.	REFERENCE PERIOD

[***]

3.	INDEXES

Labor Index: [***]

Material Index: [***]

4.	REVISION FORMULA

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 2 – CFM - Page 1/2	Private & Confidential

EXHIBIT C

5.	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Final Index Values

[***]

5.3	Interruption of Index Publication

[***]

5.4	Annulment of the Formula

[***]

5.5	Limitations

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 2 – CFM - Page 2/2	Private & Confidential

EXHIBIT C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA INTERNATIONAL AERO ENGINES

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

[***]

2	REFERENCE PERIOD

[***]

3	INDEXES

Labor Index: [***]

Material Index: [***]

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 3 – IAE - Page 1/3	Private & Confidential

EXHIBIT C

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 3 – IAE - Page 2/3	Private & Confidential

EXHIBIT C

5.2	Final Index Values

[***]

5.3	Interruption of Index Publication
[***]

5.4	Annulment of Formula

[***]

5.5	Limitation

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 3 – IAE - Page 3/3	Private & Confidential

EXHIBIT C

PART 4	PROPULSION SYSTEMS PRICE REVISION FORMULA PRATT AND WHITNEY

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Prices of a set of two (2) PRATT AND WHITNEY Propulsion Systems are:
[***]

2	BASE PERIOD

[***]

3	INDEXES

Labor Index: [***]

Material Index: [***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 4 – PW - Page 1/2	Private & Confidential

EXHIBIT C

4	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

[***]

5.2	Substitution of Indexes for Price Revision Formula

[***]

5.3	Final Index Values

[***]

5.4	Limitation

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit C - PART 4 – PW - Page 2/2	Private & Confidential

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause 8 of the purchase agreement dated [day] [month] [year] and made between China Southern Airlines Company Limited (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[   ]-[   ] aircraft, bearing manufacturer’s serial number [  ], and registration mark [     ](the “Aircraft”) have taken place in [Tianjin/Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this _____ day of [month], [year] in [Tianjin/Blagnac/Hamburg].

The Customer [as agent of the Owner]

Name:

Title:

Signature:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit D - Page 1/1	Private & Confidential

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3[ ]-[ ]	[Insert name of engine or propulsion system manufacturer] Model [ ]

MANUFACTURER'S SERIAL NUMBER: [ ]	ENGINE SERIAL NUMBERS: LH: [ ] RH: [ ]

REGISTRATION MARK: [   ]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated       [month] [year] (the “BFE Bill of Sale”)].

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this         day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this          day of [month], [year] in [Tianjin/Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit E - Page 1/1	Private & Confidential

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit F - Page 1/4	Private & Confidential

EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	[***]

2.1.2	[***]

2.1.3	[***]

2.2	Fittings

2.2.1	[***]

2.2.2	[***]

2.2.3	[***]

2.2.4	[***]

2.3	Auxiliary Support Structure

2.3.1	[***]

2.3.1.1	[***]

2.3.1.2	[***]

2.3.2	[***]

2.3.2.1	[***]

2.3.2.2	[***]

2.3.3	[***]

2.3.3.1	[***]

2.3.3.2	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit F - Page 2/4	Private & Confidential

EXHIBIT F

2.4	Pylon

2.4.1	[***]

2.4.1.1	[***]

2.4.1.2	[***]

2.4.1.3	[***]

2.4.1.4	[***]

3	FUSELAGE

3.1	Fuselage structure

3.1	Fuselage structure

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.1.8	[***]

3.2	Fittings

3.2.1	[***]

3.2.2	[***]

3.2.3	[***]

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit F - Page 3/4	Private & Confidential

EXHIBIT F

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	[***]

4.1.2	[***]

4.1.3	[***]

4.1.4	[***]

4.1.5	[***]

4.1.5.1	[***]

4.1.5.2	[***]

4.2	Vertical Stabilizer Main Structural Box

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]

4.2.4	[***]

4.2.5	[***]

4.2.5.1	[***]

4.2.5.2	[***]

5	EXCLUSIONS

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit F - Page 4/4	Private & Confidential

EXHIBIT G

TECHNICAL DATA & SOFTWARE

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit G - Page 1/2	Private & Confidential

EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1	[***]

1.1	[***]

1.2	[***]

2	[***]

2.1	[***]

2.2	[***]

3	[***]

4	[***]

4.1	[***]

4.2	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit G - Page 2/2	Private & Confidential

EXHIBIT H

EXHIBIT H

MATERIAL

SUPPLY AND SERVICES

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 1/6	Private & Confidential

EXHIBIT H

1	GENERAL

1.1	Scope

1.1.1	This Exhibit H defines the terms and conditions for the support and services that may be offered by the Seller to the Buyer in the area of Material, as such term in defined in Article 1.2.1 hereafter.

1.1.2	References made to Articles shall refer to articles of this Exhibit H unless otherwise specified.

1.1.3	Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit H, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”).

1.1.4	The term “SPEC 2000” as used throughout this Exhibit H means the E-Business Specification for Materiels Management document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Material covered by this Exhibit H is classified according to the following categories (hereinafter individually and collectively referred to as "Material"):

(i)	“Seller Parts” (corresponding to Seller's proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and/or Supplier ground support equipment and specific-to-type tools.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts, are not covered under this Exhibit H and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer.

1.3	Term

[***]

1.4	Airbus Material Center

1.4.1	[***]

1.4.2	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 2/6	Private & Confidential

EXHIBIT H

1.4.3	[***]

1.5	Customer Order Desk

[***]

1.6	Material and Logistics Support Representative

[***]

1.7	Agreements of the Buyer

1.7.1	[***]

1.7.2	[***]

1.7.3	[***]

1.7.4.1	[***].

1.7.4.2	[***]

1.7.4.3	[***]

1.7.4.4	[***]

2	INITIAL PROVISIONING

2.1	Period

[***]

2.2	Pre Provisioning Meeting

2.2.1	[***]

2.2.2	[***]

2.3	Initial Provisioning Conference

[***]

2.4	Provisioning Data

2.4.1	[***]

2.4.1.1	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 3/6	Private & Confidential

EXHIBIT H

2.4.1.2	[***]

2.4.1.3	[***]

2.4.2	Supplier Supplied Data

[***]

2.4.3	Supplementary Data

[***]

2.5	Commercial Offer

[***]

2.6	Delivery of Initial Provisioning Material

2.6.1	[***]

2.6.2	[***]

2.7	Buy Back Period and Buy-Back of Initial Provisioning Surplus Material

[***]

3	OTHER MATERIAL SUPPORT

3.1	Replenishment and Delivery

3.1.1	General

[***]

3.1.2	Lead times

[***]

3.1.2.1	[***]

3.1.2.2	[***]

3.1.3	Expedite Service

[***]

3.1.3.1	[***]

3.1.3.2	[***]

3.1.4	Shortages, Overshipments, Non Conformity in Orders

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 4/6	Private & Confidential

EXHIBIT H

3.1.4.1	[***]

3.1.4.2	[***]

3.1.5	Delivery Terms

[***]

3.1.6	Packaging

[***]

3.1.7	Cessation of Deliveries

[***]

3.2	Seller Parts Leasing

[***]

3.3	Tools and Ground Support Equipment

[***]

3.4	Seller Parts Repair

[***]

4	WARRANTIES

4.1	Seller Parts

[***]

4.1.1	Warranty Period

4.1.1.1	[***]

4.1.1.2	[***]

4.1.2	Buyer's Remedy and Seller's Obligation

[***]

4.2	Supplier Parts

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 5/6	Private & Confidential

EXHIBIT H

4.3	Waiver, Release and Renunciation

[***]

5	COMMERCIAL CONDITIONS

5.1	Price

5.1.1	[***]

5.1.2	[***]

5.1.3	[***]

5.1.4	[***]

5.2	Payment Procedures and Conditions

[***]

5.3	Title

[***]

6	EXCUSABLE DELAY

[***]

7	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1	[***]

7.2	[***]

8	INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit H - Page 6/6	Private & Confidential

EXHIBIT I

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit I - Page 1/3	Private & Confidential

EXHIBIT I

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit I - Page 2/3	Private & Confidential

EXHIBIT I

Part 3	END-USER SUBLICENSE AGREEMENTS FOR SUPPLIER SOFTWARE

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Exhibit I - Page 3/3	Private & Confidential

LETTER AGREEMENT No 1

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA1 - Page 1/3	Private & Confidential

LETTER AGREEMENT No 1

1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	[***]

10	[***]

11	[***]

12	[***]

13	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

14	Confidentiality

For the purpose of this Clause 14, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA1 - Page 2/3	Private & Confidential

LETTER AGREEMENT No 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA1 - Page 3/3	Private & Confidential

LETTER AGREEMENT No 2

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA2 - Page 1/3	Private & Confidential

LETTER AGREEMENT No 2

1	[***]

13	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

14	Confidentiality

For the purpose of this Clause 14, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA2 - Page 2/3	Private & Confidential

LETTER AGREEMENT No 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA2 - Page 3/3	Private & Confidential

LETTER AGREEMENT No 3

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA3 - Page 1/3	Private & Confidential

LETTER AGREEMENT No 3

1	[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA3 - Page 2/3	Private & Confidential

LETTER AGREEMENT No 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA3 - Page 3/3	Private & Confidential

LETTER AGREEMENT No 04

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People´s Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA04 - Page 1/4	Private & Confidential

LETTER AGREEMENT No 04

1	Performance guarantees

The guarantees applicable to the Aircraft (the “Guarantees”) are set out in the following appendixes hereto:

(i)	NEO Aircraft

Appendix	Aircraft	Design Weights (MTOW - MLW - MZFW)	Propulsion Systems

1A	[***]	[***]	[***]

1B	[***]	[***]	[***]

2A	[***]	[***]	[***]

2B	[***]	[***]	[***]

3A	[***]	[***]	[***]

3B	[***]	[***]	[***]

3A-BIS	[***]	[***]	[***]

3B-BIS	[***]	[***]	[***]

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA04 - Page 2/4	Private & Confidential

LETTER AGREEMENT No 04

(ii)	CEO Aircraft with Sharklets

Appendix	Aircraft	Design Weights (MTOW - MLW - MZFW)	Propulsion Systems

4	[***]	[***]	[***]

5	[***]	[***]	[***]

6	[***]	[***]	[***]

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA04 - Page 3/4	Private & Confidential

LETTER AGREEMENT No 04

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA04 - Page 4/4	Private & Confidential

APPENDIX 1A to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CTCT1202318	Apx 1A to LA04 - Page 1/2	Private & Confidential

APPENDIX 1A to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CTCT1202318	Apx 1A to LA04 - Page 2/2	Private & Confidential

APPENDIX 1B to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***].

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 1B to LA04 - Page 1/2	Private & Confidential

APPENDIX 1B to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 1B to LA04 - Page 2/2	Private & Confidential

APPENDIX 2A to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 2A to LA04 - Page 1/2	Private & Confidential

APPENDIX 2A to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 2A to LA04 - Page 2/2	Private & Confidential

APPENDIX 2B to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 2B to LA04 - Page 1/2	Private & Confidential

APPENDIX 2B to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 2B to LA04 - Page 2/2	Private & Confidential

APPENDIX 3A to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3A to LA04 - Page 1/2	Private & Confidential

APPENDIX 3A to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3A to LA04 - Page 2/2	Private & Confidential

APPENDIX 3A-BIS to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3A-BIS to LA04 - Page 1/2	Private & Confidential

APPENDIX 3A-BIS to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3A-BIS to LA04 - Page 2/2	Private & Confidential

APPENDIX 3B to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3B to LA04 - Page 1/2	Private & Confidential

APPENDIX 3A-BIS to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3B to LA04 - Page 2/2	Private & Confidential

APPENDIX 3B-BIS to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

5	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3B-BIS to LA04 - Page 1/2	Private & Confidential

APPENDIX 3B-BIS to LETTER AGREEMENT No 04

Annex 1

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 3B-BIS to LA04 - Page 2/2	Private & Confidential

APPENDIX 4 to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 4 to LA04 - Page 1/1	Private & Confidential

APPENDIX 5 to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 5 to LA04 - Page 1/1	Private & Confidential

APPENDIX 6 to LETTER AGREEMENT No 04

1	Aircraft Configuration

[***]

2	[***]

3	[***]

4	[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	Apx 6 to LA04 - Page 1/1	Private & Confidential

LETTER AGREEMENT N° 5

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport,
Guangzhou 510405,
People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA5 - Page 1/3	Private & Confidential

LETTER AGREEMENT N° 5

1	[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement, or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) or any data exchanged between the Seller and the Buyer for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA5 - Page 2/3	Private & Confidential

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.

COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA5 - Page 3/3	Private & Confidential

LETTER AGREEMENT N° 6

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport,
Guangzhou 510405,
People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA6 - Page 1/3	Private & Confidential

LETTER AGREEMENT N° 6

1	[***]

8	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9	Confidentiality

For the purpose of this Clause 9, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA6 - Page 2/3	Private & Confidential

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA6 - Page 3/3	Private & Confidential

LETTER AGREEMENT N° 7

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA7 - Page 1/3	Private & Confidential

LETTER AGREEMENT N° 7

1	[***]

11	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12	Confidentiality

For the purpose of this Clause 12, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA7 - Page 2/3	Private & Confidential

LETTER AGREEMENT N° 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA7 - Page 3/3	Private & Confidential

LETTER AGREEMENT N° 8

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA8 - Page 1/3	Private & Confidential

LETTER AGREEMENT N° 8

1	[***]

10	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

For the purpose of this Clause 11, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA8 - Page 2/3	Private & Confidential

LETTER AGREEMENT N° 8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA8 - Page 3/3	Private & Confidential

LETTER AGREEMENT N°9

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA09 - Page 1/3	Private & Confidential

LETTER AGREEMENT N°9

1	[***]

2	Assignment

Notwithstanding any other provision of this Letter Agreement, or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Letter Agreement (and its existence) or any data exchanged between the Seller and the Buyer for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA09 - Page 2/3	Private & Confidential

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	LA09 - Page 3/3	Private & Confidential

SIDE LETTER No 1

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CT1202318	SL1 - Page 1/3	Private & Confidential

SIDE LETTER No 1

1	[***]

2	[***]

3	[***]

4	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5	Confidentiality

For the purpose of this Clause 5, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CT1202318	SL1 - Page 2/3	Private & Confidential

SIDE LETTER No 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CT1202318	SL1 - Page 3/3	Private & Confidential

SIDE LETTER No 2

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject: [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL2 - Page 1/3	Private & Confidential

SIDE LETTER No 2

1	[***]

2	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL2 - Page 2/3	Private & Confidential

SIDE LETTER No 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL2 - Page 3/3	Private & Confidential

SIDE LETTER No 3

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL3 - Page 1/3	Private & Confidential

SIDE LETTER No 3

1	[***]

2	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

For the purpose of this Clause 3, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL3 - Page 2/3	Private & Confidential

SIDE LETTER No 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL3 - Page 3/3	Private & Confidential

SIDE LETTER No 4

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject: [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL4 - Page 1/3	Private & Confidential

SIDE LETTER No 4

1	[***]

3	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

For the purpose of this Clause 4, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL4 - Page 2/3	Private & Confidential

SIDE LETTER No 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL4 - Page 3/3	Private & Confidential

SIDE LETTER 5

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL5 - Page 1/3	Private & Confidential

SIDE LETTER 5

1	[***]

2.	[***]

3	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

For the purpose of this Clause 4, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL5 - Page 2/3	Private & Confidential

SIDE LETTER 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL5 - Page 3/3	Private & Confidential

SIDE LETTER 6

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL6 - Page 1/3	Private & Confidential

SIDE LETTER 6

1	[***]

3	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

For the purpose of this Clause 4, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL6 - Page 2/3	Private & Confidential

SIDE LETTER 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL6 - Page 3/3	Private & Confidential

SL06 – Appendix 1 – [***]

DATED           2014

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as the seller

and

AIRBUS S.A.S.

as the buyer

and

CHINA SOUTHERN AIRLINES GROUP

IMPORT & EXPORT TRADING CORP., LTD.

as the Consenting Party

[***]

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN [***] CT1402015	- 1 -

SIDE LETTER No 7

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport,

Guangzhou 510405,

People's Republic of China

Subject : [***]

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and AIRBUS S.A.S. (the “Seller") have entered into a purchase agreement (the “Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, non- severable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL7 - Page 1/3	Private & Confidential

SIDE LETTER No 7

1	[***]

2	[***]

3	Assignment

Notwithstanding any other provision of this Side Letter, or of the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

For the purpose of this Clause 4, the term "Buyer" shall be deemed to include a reference to the Consenting Party.

This Side Letter (and its existence) shall be treated by the Seller and the Buyer as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL7 - Page 2/3	Private & Confidential

SIDE LETTER No 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Signature:	Signature:

Name:	Name:

Title:	Title:

Witnessed and acknowledged by:

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Signature:

Name:

Title:

Date:

[* * *] This information is subject to confidential treatment and has been omitted and filed separately with the commission

CSN A320 PA 2014 CT1202318	SL7 - Page 3/3	Private & Confidential